SECURITIES AND EXCHANGE COMMISSION
                      ----------------------------------


                            Washington, D.C. 20549


                                   FORM 8-K
                                   --------

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



        Date Report (Date of earliest event reported) April 15, 1998



                       BONNEVILLE PACIFIC CORPORATION
                       ------------------------------
              (Exact name of registrant as specified in charter)



        Delaware                0-14846            87-0363215
        -------------------------------------------------------------
        (State or other        (Commission         (IRA Employer
        jurisdiction of        File Number)        Identification No.)
        incorporation)



50 West 300 South, Suite 300, Salt Lake City, Utah                      84101
-----------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number including area code              (801) 363-2520
                                                               --------------

(Former name or former address, if changed since last report)  Not applicable
                                                               --------------

Item 3.     Bankruptcy or Receivership.

     On December 5, 1991, the Registrant filed a petition in the United States Bankruptcy Court for the District of Utah, Central Division, Case
No. 91A-27701, seeking protection to reorganize under Chapter 11 of the Federal Bankruptcy Code. Subsequent to the filing, the Registrant has applied to the Securities and Exchange Commission (the "Commission") to modify its reporting obligations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). On April 9, 1992, the Commission indicated that it would raise no objection if the Registrant modified its reporting obligations under the Exchange Act. A copy of the Monthly Financial Report for the period March 1, 1998 to March 31, 1998, as filed with the bankruptcy court is included as an exhibit hereto. On June 12, 1992, Roger G. Segal was appointed as the Chapter 11 Bankruptcy Trustee for the Company.


Item 5.     Other Events.

     For information on litigation and matters previously reported, refer to the narrative on pages Form 2-G of the accompanying bankruptcy report.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused its report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      BONNEVILLE PACIFIC CORPORATION



                                           /S/ Roger G. Segal
                                      By:  Roger G. Segal, Chapter 11 Trustee

DATED April 15, 1998

                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused its report to be signed on its behalf by the undersigned thereunto duly authorized.

                               BONNEVILLE PACIFIC CORPORATION

                                    /S/ R. Stephen Blackham
                               By:  R. Stephen Blackham, Assistant Controller

DATED April 15, 1998

                              INDEX TO EXHIBITS


Exhibit                                                              Page No.
-----------------------------------------------------------------------------

28.1        Monthly Financial Report - Chapter 11,
            for the period March 1, 1998 to March
            31, 1998, of the Registrant, dated
            April 15, 1998 as filed by the
            Registrant with the United States
            Bankruptcy Court for the District of
            Utah, Central Division on April 15,1998. . . . . . . . . . . 5

                                                     MONTHLY FINANCIAL REPORT
                                                                   CHAPTER 11

DEBTOR:  BONNEVILLE PACIFIC CORPORATION
         ------------------------------

CASE NO. 91A-27701        For Period March 1 to March 31, 1998
         ---------                   -------------------------
          Accounting Method Used:  [X] Accrual Basis   [ ] Cash Basis


                                 COVER SHEET
-----------------------------------------------------------------------------
                         THIS REPORT IS DUE 15 DAYS AFTER THE END OF THE
Mark One Box For Each    MONTH.  The debtor must attach each of the following
Required                 reports/documents unless the U.S. Trustee has waived
Report/Document          the requirement in writing.  File original with
                         Clerk of Court.  File duplicate with U.S. Trustee.
-----------------------------------------------------------------------------
Report/
Document   Previously
Attached   Waived       REQUIRED REPORTS/DOCUMENTS
-----------------------------------------------------------------------------
  [X]         [ ]       Cash Receipts & Disbursements Statement (For 2-B)
  [X]         [ ]       Balance Sheet (Form 2-C)
  [X]         [ ]       Profit and Loss Statement (Form 2-D)
  [X]         [ ]       Supporting Schedules (Form 2-E)
  [X]         [ ]       Quarterly Fee Summary (Form 2-F)
  [X]         [ ]       Narrative (Form 2-G)
  [X]         [ ]       Bank Statement(s) for Debtor in Possession Account(s)
-----------------------------------------------------------------------------

I declare under penalty of perjury that the following Monthly Financial Report and any attachments thereto, is true and correct to the best of my knowledge and belief.

Executed on:  April 15, 1998
              --------------

                          Debtor(s):  BONNEVILLE PACIFIC CORPORATION
                                      /S/ R. Stephen Blackham
                          By:         R. Stephen Blackham
                          Position:   Assistant Controller

                       Statement of Chapter 11 Trustee

     Roger G. Segal, Chapter 11 Trustee of the bankruptcy case of Bonneville Pacific Corporation, having been so appointed on June 12, 1992, hereby states that he has reviewed the following Monthly Financial Report and any attachments thereto and that, based on his review and the representations of officers and employees of the debtor, Bonneville Pacific Corporation, he believes that the information contained in the Monthly Financial Report and attachments is true and correct. However, neither Roger G. Segal, Chapter 11 Trustee, nor Neilson, Elggren, Durkin & Company, as accountants for Roger G. Segal, Chapter 11 Trustee, has had an opportunity to independently verify that the information contained in the following Monthly Financial Report and the attachments thereto is true and correct.

     DATED this 15th day of April 1998.


                                           /S/ Roger G. Segal
                                      By:  Roger G. Segal, Chapter 11 Trustee

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                          Bankruptcy No. 91A-27701
                                 Narrative
                     For the Month Ended March 31, 1998


                                  Form 2-G


-----------------------------------------------------------------------------


Bonneville Pacific Corporation (the "Company" or "Bonneville") has continued to conduct its normal business activities during the month of March 1998 (the reporting period). These activities have included responding to the Operating Guidelines and Reporting Requirements for Chapter 11 debtors.

Significant actions related to the Company during the month of March and the first part of April 1998(1) (other than administrative matters, including professional fee applications) in accordance with various provisions of the Bankruptcy Code are as follows:

     The Segal v. Portland General, et al. action pending in the United States District Court, Case No. 92-C-364-J (the "Litigation") has been discussed at length in the previous Monthly Financial Reports filed by the Trustee and in the Trustee's five (5) Annual Reports, including the Report for the period of July 1, 1996 through June 30, 1997 filed on September 4, 1997 concerning the Administration of the Estate. These Reports (which are on file with both the Bankruptcy Court and the United States Securities & Exchange Commission) must be reviewed for an understanding of the history and nature of the Litigation, including previous settlements(2) reached by the Trustee. The Litigation has been concluded.
---------------
(1) This narrative attempts to summarize significant events affecting the Company through April 13, 1998.

(2) Each settlement agreement should be reviewed in its entirety for all terms and conditions (and consideration) of the settlement.

     The Trustee also entered into "tolling agreements" with certain persons which agreements toll the running of any applicable statute of limitation which might otherwise bar the Trustee from initiating suit against such person. The Trustee is no longer considering possible claims against any individuals who executed a tolling agreement and at this time the Trustee does not anticipate that litigation will be commenced against any party who entered into a tolling agreement.

     In light of the conclusion of the Litigation, the Trustee's Special Litigation Counsel, Beus, Gilbert and Morrill, P.L.L.C. ("BG&M"), a Phoenix, Arizona law firm which was retained by the Trustee in 1992 on a contingent fee basis with Bankruptcy Court approval, filed with the Bankruptcy Court its final fee and cost application. Based upon total litigation recoveries in excess of $187,000,000.00, BG&M has been paid to date fees totaling $55,471,941.93 and BG&M sought in its final fee application an additional approximately $1,834,865.09 in fees. BG&M has also been paid to date costs totaling $5,275,241.81 and BG&M sought in its final cost application an additional $2,298.05 in costs. A hearing on BG&M's final fee and cost application was held as scheduled on April 13, 1998 at which hearing the Court approved the final
     Applications and allowed all fees and costs.

     On March 18, 1998, L. Wynn Johnson caused to be paid to the Trustee on behalf of the Company the balance of the $995,549.72 due and owing pursuant to the terms of the Court approved settlement dated May 15, 1996.

     On April 8, 1998, Westinghouse Electric paid the Company the final installment of $3,000,000.00 which was due on April 10, 1998 pursuant to the terms of the court approved settlement dated December 23, 1996.

     On February 12, 1998 the United States District Court for the District of Utah, the Honorable Thomas R. Brett presiding, issued an Order in Appeal No. 2:96-CV-573-B which Order affirmed the Bankruptcy Court's rulings which denied the law firm of Snell & Wilmer more than two hundred thousand dollars in asserted fees and costs which arose in connection with such firm's representation of the Debtor-in-possession. The Bankruptcy Court's original decisions are published in 147 B.R. 803 (Bankr. D. Utah 1992) and 196 B.R. 868 (Bankr. D. Utah 1996). The District Court's Order has not, to date, been published. The aforesaid District Court Order also provided that the estate may be required to pay $71,765.23 (plus fees and costs for November of 1992) to Snell & Wilmer for its 1992 legal services as special counsel for the Trustee. On March 19, 1998 the Trustee and Snell & Wilmer entered into a settlement of the claims which are the subject matter of the District Court Order. Pursuant to the settlement neither the Trustee nor Snell and Wilmer will appeal the District Court Order and Bonneville will pay to Snell & Wilmer the sum of $73,915.08 in complete and full satisfaction of all of Snell & Wilmer's claims against the estate. The settlement is conditioned upon approval by the Bankruptcy Court. A hearing on the Trustee's motion for approval of the settlement is scheduled for April 17, 1998.

     On December 1, 1997, the Trustee filed a Motion for Authority to
     Terminate the Debtor's ESOP and Distribute its Assets among the ESOP's
     199 Participants, all of whom are past and/or present employees of the Debtor and its subsidiaries. A hearing on the Motion was held as scheduled on January 12, 1998 at which hearing the Court approved the Motion. The Company, the ESOP Trustee and the Trustee are continuing with the action necessary to terminate the ESOP and to distribute the ESOP assets to the qualified participants. The assets of the ESOP that are being distributed to the participants includes an allowed, pre-petition $984,245.47 Section 510(b) equity claim against the Company arising from the ESOP's purchase of the Company's common stock.

     The Trustee and his counsel continue to monitor the Company's 50% general partnership interest in NCA #1 owned through the Company's wholly owned subsidiary, Bonneville Nevada Corporation. NCA #1 is a Nevada general partnership that owns an 85-megawatt cogeneration project located near
     Las Vegas, Nevada. As previously reported, Nevada Power Company ("NPC") has previously curtailed purchases of electrical power from NCA #1. However, there have been no curtailments since October of 1996. NCA #1 and representatives of NPC have reached a settlement agreement relating to curtailment issues, which settlement is subject to the approval of the Projects Lending Group and the Public Utilities Commission of Nevada ("PUCN"). The Projects Lending Group has approved the Settlement Agreement and the Petition for Approval of the Settlement was filed on November 3, 1997 with the PUCN. A public hearing was held before the PUCN on April 6, 1998. The Petition is scheduled to go before the PUCN for approval at their next regularly scheduled meeting. The Trustee and his counsel continue to monitor the appeal before the First Judicial District Court of the State of Nevada of curtailment protocols issued by the PUCN. A stipulation staying the briefing schedule and permitting the PUCN to consider the approval of the above referenced settlement agreement has been signed and filed by the parties.

     On September 27, 1996, NCA #1 was served with Findings and Notices of Violation issued by Region IX of the United States Environmental Protection Agency (the "EPA") for alleged violations of the Clean Air Act's Prevention of Significant Deterioration program applicable for the State of Nevada. Specifically, EPA alleges that NCA #1, contrary to applicable operating permits, failed to timely install "Best Available Control Technology" at the plant in the form of a selective catalytic reduction system to control Nox emissions. Management of NCA#1 has disputed the EPA's claims. Representatives of both sides of this dispute have reached an agreement in principle. Attorneys for the EPA have recently submitted a revised draft of a proposed agreement ("Consent Decree") which has been reviewed by representatives of NCA#1 and representatives of NCA #1 have provided their comments concerning the revised draft of the proposed agreement to attorneys for the EPA and which the parties anticipate will be finalized and signed sometime later this year.

On August 20, 1996 the Trustee filed a Motion for Establishment of a Supplementary Claims Bar Date seeking to set December 16, 1996 as the supplementary claims bar date by which all creditors of Bonneville who had not previously been adequately notified to file claims must complete and file a proof of claim with the Clerk of the Bankruptcy Court. The Trustee believes that most of the new claims which have been filed relate to possible claims against Bonneville arising out of the purchase or sale of its securities.
See 11 U.S.C. Section 510(b).   A hearing on the Motion was scheduled before
the Bankruptcy Court on September 10, 1996. No objections to the Motion were filed and at the hearing the Court granted the Motion and signed an order establishing the supplementary claims bar deadline. Consequently, the Trustee proceeded with the action authorized by the order granting the Motion; specifically, notice was sent to thousands of potential claimants and notice was published in newspapers of general circulation throughout the United States. Through December 16, 1996 approximately 4,000 new proofs of claim were filed with the Bankruptcy Court and approximately 370 additional claims have been filed since December 16, 1996. A total of 4,620 proofs of claims have now been filed. The Trustee has completed his initial review of each of the claims. See the Trustee's Preliminary Report (Estimate) Concerning Claims Filed Against the Estate filed on or about March 17, 1997 and the Annual Report for the period July 1, 1996 through June 30, 1997 filed by the Trustee on September 4, 1997. For updated figures on some of the claims see the "Conditional Letter Agreement" dated December 31, 1997 which was filed with the Bankruptcy Court on December 31, 1997 and was filed with the United States Securities & Exchange Commission (in a Form 8K) on or about January 5, 1998 and also see Note Number 3 to the herewith attached Financial Statement. The Trustee has objected to (with most of the objections having been sustained by the Bankruptcy Court) and will likely continue to object to a number of the new claims which have been filed.

The Company completed preparation of its U.S. Corporate Income Tax Return for the short year December 31, 1996, which tax return was filed on September 15, 1997 with a letter request pursuant to 11 U.S.C. Section 505 (b) for a determination of any tax owing. The Internal Revenue Service, by letter dated October 8, 1997, notified the Trustee that the tax return for the short year (beginning May 1, 1996 and ending December 31, 1996) was accepted as filed. The Company's net operating loss carry forward for federal corporate income tax purposes as set forth in the Company's U.S. Corporate Income Tax Return for the period ending December 31, 1996 is only approximately $3,488,000.00. The Trustee and his tax professionals have completed an analysis of the Company's 1997 federal income tax situation and the preliminary conclusion is that the only federal tax liability for tax year ending
December 31, 1997 is likely to be a relatively small amount of alternative minimum tax; however, neither the Trustee nor his tax professionals can or do make any representations concerning this preliminary conclusion as the Company's federal income tax return is subject to review by the Internal Revenue Service. Preliminary work for preparation of the 1997 U.S. Corporate Income Tax Return has commenced.

For future tax years, to the extent the Company may possess net operating loss carry forwards, the Trustee and his tax professionals have preliminarily concluded that such net operating loss carry forwards may be substantially restricted by virtue of the provisions of '382 of the Internal Revenue Code.

In preparation for the possible reorganization of the Company, the Trustee on behalf of the Company made a decision to employ Hein + Associates, a national accounting firm, to prepare audited financial statements for Bonneville Pacific Corporation. An application seeking approval of the employment was filed and hearing on the application was held as scheduled on December 20, 1996. At the hearing the Court approved the application. Hein + Associates has been employed and has completed most of the work required for the audits for years 1994, 1995, 1996 and 1997.

After lengthy negotiations with various parties-in-interest, on
December 31, 1997 the Trustee entered into a "Conditional Letter Agreement" (hereafter the "CLA") with certain creditors of the Company. A copy of the CLA was filed with the Bankruptcy Court on December 31, 1997 and with the United States Securities and Exchange Commission (in the form of an 8K) on or about January 5, 1998. The CLA sets forth some of the terms of a Chapter 11 plan for the Company that will be proposed and filed by the Trustee in the immediate future. Such Chapter 11 plan, if confirmed by the Bankruptcy Court, would resolve most of the legal and factual disputes which currently affect the Company. The CLA also sets forth the treatment that will be accorded to most of the creditors of the Company in the proposed Chapter 11 plan to be filed by the Trustee.(3) The CLA must be read in its entirety for all the provisions of the conditional settlement. The CLA is conditioned upon approval by the Bankruptcy Court in the context of a Chapter 11 plan confirmation process; such process includes the approval by the Bankruptcy Court of a disclosure statement; until a disclosure statement has been approved by the Bankruptcy Court, no party-in-interest may solicit the acceptance or rejection of any plan. If the Bankruptcy Court does not confirm the proposed Chapter 11 plan to be submitted by the Trustee for the Company by August 31, 1998, then the CLA will be void. Any Chapter 11 plan for the Company must first be approved (and confirmed) by the Bankruptcy Court after full notice and hearing (with an opportunity for any party-in-interest to object) before any plan can become effective. The Trustee believes that the settlement reflected in the CLA is fair, reasonable and is in the best interest of the Company, its creditors and stockholders as the Trustee's proposed Chapter 11 plan would, if confirmed by the Bankruptcy Court, permit the Company to emerge from its bankruptcy proceeding sometime in 1998. The Trustee intends to file his Chapter 11 plan and disclosure statement sometime within the next week. Such disclosure statement, when filed, will discuss the estimated value of the Company's assets, the Company's liabilities and how those liabilities will be treated pursuant to the plan.
---------------
(3) One of the issues conditionally resolved in the CLA, subject to Bankruptcy Court approval in the context of the plan confirmation process, is the amount of post-petition interest to be paid on the approximately
     $100 million in senior (pre-petition) debt. On December 12, 1997 (a date prior to the execution of the CLA), C. Derek Anderson initiated (and later served) an adversary proceeding in the Bankruptcy Court against one of the senior creditors, Halcyon/Alan B Slifka Management Co., seeking a judgment declaring that senior creditors are not entitled to any (or limited) post-petition interest (Adversary Proceeding No. 97PA-2396). In light of the CLA, the Trustee moved to intervene in the Adversary Proceeding and, the Trustee's motion to intervene was granted at a hearing held on March 2, 1998. The Trustee, in accordance with his previously stated intention, filed a Motion to Dismiss the complaint because the Trustee believes that the post-petition interest issue is better resolved in the plan confirmation process instead of in an adversary proceeding which involved only two parties-in-interest. Halcyon/Alan B. Slifka
     Management & Co. also filed a Motion to Dismiss. The hearing on the Motions to Dismiss were held as scheduled on March 30, 1998 at which hearing the Court granted the Motions and dismissed, without prejudice, the adversary proceeding.

In light of the CLA and the Trustee's previously stated opinion, based upon the particular facts involved in the Company's bankruptcy proceeding, that the Company will be required to pay some interest on the approximately $100,000,000.00 in "senior" bank, trade and current debenture debt, the Trustee has reflected on the Company's books and intends to reflect in the Company's Corporate Income Tax Returns for the year ended December 31, 1997 the interest liability on the approximate $100,000,000.00 of "senior" claims from the petition date at the rates of interest set forth in the CLA.

Bear, Stearns & Company (the Trustee's financial advisor/investment banker) has completed its initial work in valuing the Company's (and its affiliates') business assets. The Trustee will not make public the valuation work performed by Bear, Stearns & Company until such time as the Trustee completes his proposed disclosure statement which will be filed along with his proposed Chapter 11 plan. However, in part based upon the valuation work of Bear, Stearns & Company, the Trustee is of the opinion that the book value of the Company's business assets, which is the value used on the Company's balance sheet which is included in these Monthly Financial Statements filed with the Bankruptcy Court (under the category "Other Assets: Investment in and advances to subsidiaries and partnership") is materially less than the current fair market value of such business assets.

The Trustee has employed the law firm of Weil, Gotshal & Manges, L.L.P., with its principal office in New York City, as Special Plan Counsel. The purpose of the employment includes, but is not limited to, advising the Trustee concerning tax issues and assisting the Trustee and his General Counsel concerning a plan of reorganization and issues relating thereto.

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                  Cash Receipts and Disbursements Statement
                     For Period March 1 - March 31, 1998
-----------------------------------------------------------------------------


                             CASH RECONCILIATION

1.  Beginning Cash Balance:                                  $151,305,615.31

2.  Cash Receipts:  (See Page 2 of 2)        1,669,409.78

3.  Cash Disbursements:  (See Page 2 of 2)    (149,371.16)
                                               ----------
4.  Net Cash Flow:                                              1,520,038.62
                                                                ------------
5.  Ending Cash Balance:                                     $152,825,653.93
                                                             ===============


                    CASH ACCOUNT SUMMARY - ENDING BALANCES

ACCOUNT                          AMOUNT                FINANCIAL INSTITUTION
PAYROLL ACCOUNT                        $1,252.88       FIRST SECURITY BANK OF UTAH
PAYROLL TAX ACCOUNT                       520.69       KEY BANK OF UTAH
GENERAL CORP CASH                     296,539.45       KEY BANK OF UTAH
CHPTR 11 TRUSTEE JOINT ACCT         3,890,795.77  (A)  KEY BANK OF UTAH
CHPTR 11 TRUSTEE - CD ACCT         11,413,297.67  (A)  US BANK
CHPTR 11 TRUSTEE - JT CD           14,946,047.19  (A)  KEY BANK OF UTAH
CHPTR 11 TRUSTEE - JT CD           26,913,620.44  (A)  BANK ONE
CHPTR 11 TRUSTEE JT SAVINGS            31,579.58  (A)  BANK ONE
CHPTR 11 TRUSTEE JOINT MMA ACCT    95,247,111.94  (A)  NATIONS BANK
PROCEEDS FROM ASSET SALES               4,143.00  (A)  KEY BANK OF UTAH
KYOCERA MAINTENANCE RESERVE            80,745.32       KEY BANK OF UTAH
                                       ---------
                                 $152,825,653.93
                                 ===============

(A) Accounts requiring signatures of both the US Trustee and Chapter 11 Trustee for disbursements.


                                                                     Form 2-B
                                                                  Page 1 of 2

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                  Cash Receipts and Disbursements Statement
                     For Period March 1 - March 31, 1998
-----------------------------------------------------------------------------


                           CASH RECEIPTS JOURNALS

BANK ACCOUNT                       TOTAL           PAGE REF
PAYROLL ACCOUNT                       $19,233.33      A
PAYROLL TAX ACCOUNT                    10,045.69      B
GENERAL CORP CASH                      55,096.15      C
CHPTR 11 TRUSTEE JOINT ACCT         1,008,594.56      E
CHPTR 11 TRUSTEE - CD ACCT                  0.00     N/A
CHPTR 11 TRUSTEE - JT CD                    0.00     N/A
CHPTR 11 TRUSTEE - JT CD              161,688.41      F
CHPTR 11 TRUSTEE JT SAVINGS            10,937.98      G
CHPTR 11 TRUSTEE JOINT MMA ACCT       432,839.74      H
PROCEEDS FROM ASSET SALES                  10.41      I
KYOCERA MAINTENANCE RESERVE            10,242.53      J
                                       ---------
                                    1,708,688.80
     LESS:  ACCOUNT TRANSFERS         (39,279.02)
                                       ---------
     TOTAL CASH RECEIPTS           $1,669,409.78
                                   =============


                         CASH DISBURSEMENTS JOURNALS

BANK ACCOUNT                        TOTAL            PAGE REF
PAYROLL ACCOUNT                      $19,283.34         A
PAYROLL TAX ACCOUNT                   10,048.63         B
GENERAL CORP CASH                    120,360.25         D
CHPTR 11 TRUSTEE JOINT ACCT               43.00         E
CHPTR 11 TRUSTEE - CD ACCT                 0.00        N/A
CHPTR 11 TRUSTEE - JT CD                   0.00        N/A
CHPTR 11 TRUSTEE - JT CD                   0.00         F
CHPTR 11 TRUSTEE JT SAVINGS                0.00         G
CHPTR 11 TRUSTEE JOINT MMA ACCT            0.00         H
PROCEEDS FROM ASSET SALES                  0.00         I
KYOCERA MAINTENANCE RESERVE           38,914.96         J
                                      ---------
                                     188,650.18
     LESS:  ACCOUNT TRANSFERS        (39,279.02)
                                      ---------
     TOTAL CASH DISBURSEMENTS       $149,371.16
                                    ===========

                                                                     Form 2-B
                                                                  Page 2 of 2

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                              Payroll Account
                     For Period March 1 - March 31, 1998
-----------------------------------------------------------------------------


                            CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR               AMOUNT      DESCRIPTION
03/11/98  CK# 6876   BPC - GENERAL        $9,543.01  PAYROLL TRANSFER
03/27/98  CK# 6911   BPC - GENERAL         9,690.32  PAYROLL TRANSFER
                                           --------
          TOTAL CASH RECEIPTS            $19,233.33
                                         ==========


                           CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE               AMOUNT      DESCRIPTION
03/15/98             PAYROLL SUMMARY      $9,543.01
03/31/98             PAYROLL SUMMARY       9,690.32
03/31/98  BANK STMT  KEY BANK OF UTAH         50.01  SERVICE CHARGE
                                              -----
          TOTAL CASH DISBURSEMENTS       $19,283.34
                                         ==========

                                      A

                    DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                              Payroll Tax Account
                      For Period March 1 - March 31, 1998
-----------------------------------------------------------------------------


                             CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                AMOUNT       DESCRIPTION
03/11/98  CK# 6875   BPC - GENERAL         $4,987.22   PR TAX TRANSFER
03/27/98  CK# 6910   BPC - GENERAL          5,058.47   PR TAX TRANSFER
                                            --------
          TOTAL CASH RECEIPTS             $10,045.69
                                          ==========


                          CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                  AMOUNT       DESCRIPTION
03/15/98  KEY TAX    KEY BANK OF UTAH        $4,277.67   FEDERAL TAX DEPOSIT
03/31/98  KEY TAX    KEY BANK OF UTAH         4,336.94   FEDERAL TAX DEPOSIT
03/31/98  CK# 1256   UTAH ST TAX COMMISSION   1,431.08   STATE TAX DEPOSIT
03/31/98  BANK STMT  KEY BANK OF UTAH             2.94   BANK SERVICE CHARGE
                                                  ----
          TOTAL CASH DISBURSEMENTS          $10,048.63
                                            ==========

                                      B

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                             General Corp Cash
                     For Period March 1 - March 31, 1998
-----------------------------------------------------------------------------


                            CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                           AMOUNT       DESCRIPTION
03/04/98  DS030498   C. MOWER                            $12.00   EXPENSE REIMBURSEMENT
03/04/98  DS030498   SAN DIEGO GAS & ELECTRIC          3,165.02   ENERGY REVENUE-KYOCERA
03/18/98  DS031898   BONNEVILLE FUELS CORP            12,824.00   EXPENSE REIMBURSEMENT
03/18/98  DS031898   BONNEVILLE PACIFIC SERVICES      32,759.12   EXPENSE REIMBURSEMENT
03/18/98  DS031898   BONNEVILLE NEVADA CORP            1,707.89   EXPENSE REIMBURSEMENT
03/31/98  DS033198   WATSONVILLE COGEN PARTNERSHIP     3,325.23   EXPENSE REIMBURSEMENT
03/31/98  BANK STMT  KEY BANK OF UTAH                  1,302.89   INTEREST INCOME
                                                       --------
          TOTAL CASH RECEIPTS                        $55,096.15
                                                     ==========

                                       C

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                             General Corp Cash
                     For Period March 1 - March 31, 1998
-----------------------------------------------------------------------------


                         CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                              AMOUNT       DESCRIPTION
03/02/98  1006859    BONNEVILLE NEVADA CORP              $14,314.00   EXPENSE REIMBURSEMENT
          1006860    VOID
03/03/98  1006861    BUSINESS & LEGAL REPORTS INC            184.40   OFFICE SUPPLIES & EXPENSE
          1006862    VOID
03/03/98  1006863    FRONTIER COMMUNICATIONS                 476.17   TELEPHONE EXPENSE
03/03/98  1006864    HERITAGE PRODUCTS INC                   265.49   OFFICE SUPPLIES & EXPENSE
03/03/98  1006865    JD GRIFFIN & ASSOCIATES PC            4,344.00   OFFICE SUPPLIES & EXPENSE
03/03/98  1006866    MOUNTAIN STATES OFFICE PRODUCTS          54.03   OFFICE SUPPLIES & EXPENSE
03/03/98  1006867    THE PLANT GALLERY                        69.50   OFFICE SUPPLIES & EXPENSE
03/03/98  1006868    PRINTELLIGENT INC                        79.76   OFFICE SUPPLIES & EXPENSE
03/03/98  1006869    BPC-KYOCERA MAINT RESERVE ACCT       10,000.00   TRANSFER-KYOCERA MAINT
03/03/98  1006870    DORN ASSOCIATES LDT                  10,906.00   RENT-OFFICE SPACE & PARKING
03/11/98  1006871    AIRBORNE EXPRESS                         19.96   EXPRESS MAIL EXPENSE
03/11/98  1006872    AUTOMATED OFFICE SYSTEMS                338.99   OFFICE SUPPLIES & EXPENSE
03/11/98  1006873    BENEFICIAL LIFE INSURANCE CO            819.57   INSURANCE-LIFE
03/11/98  1006874    BONNEVILLE PACIFIC SERVICES           2,122.09   KYOCERA-O&M EXPENSE
03/11/98  1006875    BPC-PAYROLL TAX ACCT                  4,987.22   TRANSFER-PAYROLL TAX ACCT
03/11/98  1006876    BPC-PAYROLL ACCOUNT                   9,543.01   TRANSFER-PAYROLL ACCT
03/11/98  1006877    DAY TIMERS INC                           27.65   OFFICE SUPPLIES & EXPENSE
03/11/98  1006878    FIRST CONTINENTAL LIFE & ACCIDENT     3,040.62   INSURANCE-DENTAL
03/11/98  1006879    GENERATOR POWER SYSTEMS INC          10,019.83   KYOCERA-O&M EXPENSE
03/11/98  1006880    KWIK KOPY                               102.34   OFFICE SUPPLIES & EXPENSE
03/11/98  1006881    MOUNT OLYMPUS WATER                      28.71   OFFICE SUPPLIES & EXPENSE
03/11/98  1006882    THE PRUDENTIAL                        1,170.33   INSURANCE-DISABILITY
03/11/98  1006883    PRINTELLIGENT INC                        57.43   OFFICE SUPPLIES & EXPENSE
03/11/98  1006884    TRAVEL ZONE CRUISE ZONE               1,771.86   TRAVEL EXPENSE
03/11/98  1006885    WELLS FARGO BANK                        847.30   401K CONTRIBS & LOAN PMTS
03/18/98  1006886    COMPUSERVE                                9.95   OFFICE SUPPLIES & EXPENSE
03/18/98  1006887    THE COBB GROUP                           49.00   DUES & SUBSCRIPTIONS
03/18/98  1006888    GENERATOR POWER SYSTEMS INC           8,199.70   KYOCERA-O&M EXPENSE
03/18/98  1006889    JD GRIFFIN & ASSOCIATES PC            8,660.00   OFFICE SUPPLIES & EXPENSE
03/18/98  1006890    POWER GENERATION MARKETS QTRLY          745.00   DUES & SUBSCRIPTIONS
03/18/98  1006891    PRINTELLIGENT INC                       207.38   OFFICE SUPPLIES & EXPENSE
03/18/98  1006892    REDMAN VAN & STORAGE                  2,076.81   RENT-STORAGE SPACE
03/18/98  1006893    SAN DIEGO GAS & ELECTRIC                101.26   KYOCERA-O&M EXPENSE
03/18/98  1006894    SAN DIEGO COUNTY APCD                 1,765.00   TAXES & LICENSES
03/18/98  1006895    TRAVEL ZONE CRUISE ZONE                 391.00   TRAVEL EXPENSE
03/18/98  1006896    US WEST COMMUNICATIONS                  779.45   TELEPHONE EXPENSE
03/18/98  1006897    WELLS FARGO BANK                        117.00   OFFICE SUPPLIES & EXPENSE
03/23/98  1006898    MARCIA CUSTER                           766.61   OFFICE SUPPLIES & EXPENSE
03/24/98  1006899    MARCIA CUSTER                           378.18   OFFICE SUPPLIES & EXPENSE
03/26/98  1006900    AIRBORNE EXPRESS                         39.94   EXPRESS MAIL EXPENSE
03/26/98  1006901    GENERATOR POWER SYSTEMS INC           2,535.00   KYOCERA-O&M EXPENSE
03/26/98  1006902    MOUNT OLYMPUS WATER                      24.04   OFFICE SUPPLIES & EXPENSE
03/26/98  1006903    PITNEY BOWES INC                        207.38   OFFICE SUPPLIES & EXPENSE
03/26/98  1006904    TRAVEL ZONE CRUISE ZONE               1,070.00   TRAVEL EXPENSE
03/26/98  1006905    WORLDTECH COMPUTERS INC                 178.32   OFFICE SUPPLIES & EXPENSE
03/26/98  1006906    XEROX CORPORATION                       422.81   OFFICE SUPPLIES & EXPENSE
          1006907    VOID
          1006908    VOID
          1006909    VOID
03/27/98  1006910    BPC-PAYROLL TAX ACCT                  5,058.47   TRANSFER-PAYROLL TAX ACCT
03/27/98  1006911    BPC-PAYROLL ACCT                      9,690.32   TRANSFER-PAYROLL ACCT
03/27/98  1006912    WELLS FARGO BANK                        847.30   401K CONTRIBS & LOAN PMTS
          1006913    VOID
03/30/98  1006914    CLARK MOWER                             400.00   TRAVEL EXPENSE REIMBURSMNT
03/31/98  BANK STMT  KEY BANK OF UTAH                         50.07   BANK SERVICE CHARGE
                                                              -----
          TOTAL CASH DISBURSEMENTS                      $120,360.25
                                                        ===========

                                       D

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                      Chapter 11 Trustee Joint Account
                    For Period March 1 - March 31, 1998
-----------------------------------------------------------------------------


                           CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR               AMOUNT       DESCRIPTION
03/18/98             WYNN JOHNSON          $995,549.72  SETTLEMENT PAYMENT
03/31/98  BANK STMT  KEY BANK                13,044.84  INTEREST INCOME
                                             ---------
                                         $1,008,594.56
                                         =============


                         CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE               AMOUNT       DESCRIPTION
03/31/98  BANK STMT  KEY BANK OF UTAH    $43.00       BANK SERVICE CHARGE

                                    E

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                     Chapter 11 Trustee JT - CD Account
                    For Period March 1 - March 31, 1998
-----------------------------------------------------------------------------


                          CASH RECEIPTS JOURNAL

DATE     DOC #      PAYOR               AMOUNT       DESCRIPTION
03/31/98 BANK STMT  BANK ONE            $161,688.41  INTEREST INCOME


                         CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE               AMOUNT       DESCRIPTION
                     NONE

                                   F

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                        Chapter 11 Trustee JT Savings
                     For Period March 1 - March 31, 1998
-----------------------------------------------------------------------------


                           CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                AMOUNT       DESCRIPTION
03/31/98  BANK STMT  BANK ONE             $10,937.98   INTEREST INCOME


                         CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                 AMOUNT       DESCRIPTION
                     NONE


                                   G

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                     Chapter 11 Trustee JT - MMA Account
                     For Period March 1 - March 31, 1998
-----------------------------------------------------------------------------


                           CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                AMOUNT       DESCRIPTION
03/31/98  BANK STMT  NATIONS BANK         $432,839.74  INTEREST INCOME


                         CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYOR               AMOUNT       DESCRIPTION
                     NONE

                                    H

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                         Proceeds From Asset Sales
                   For Period March 1 - March 31, 1998
-----------------------------------------------------------------------------


                         CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR               AMOUNT       DESCRIPTION
03/31/98  BANK STMT  KEY BANK OF UTAH    $10.41       INTEREST INCOME


                         CASH DISBURSEMENTS JOURNAL

DATE     DOC #      PAYEE                AMOUNT       DESCRIPTION
                    NONE

                                    I

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                         Kyocera Maintenance Reserve
                     For Period March 1 - March 31, 1998
-----------------------------------------------------------------------------


                           CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                    AMOUNT       DESCRIPTION
03/02/98  CK# 6869   BONNEVILLE PACIFIC CORP  $10,000.00   TRANSFER
03/31/98  BANK STMT  KEY BANK OF UTAH             242.53   INTEREST INCOME
                                                  ------
          TOTAL CASH RECEIPTS                 $10,242.53
                                              ==========


                          CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                          AMOUNT       DESCRIPTION
03/03/98  CK #1037   GENERATOR POWER SYSTEMS        $31,844.40   KYOCERA O&M EXPENSE
03/05/98  CK #1038   AA-1 SERVICES INC                2,000.00   KYOCERA O&M EXPENSE
03/18/98  CK #1039   GENERATOR POWER SYSTEMS            780.00   KYOCERA O&M EXPENSE
03/31/98  CK #1040   SAN DIEGO CHILLER SERVICE INC    4,290.56   KYOCERA O&M EXPENSE
                                                      --------
          TOTAL CASH DISBURSEMENTS                  $38,914.96
                                                    ==========

                                      J

                  DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                            Case No. 91A-27701
                               Balance Sheet
                           As of March 31, 1998
-----------------------------------------------------------------------------
ASSETS
Current Assets:
   Cash                                         $152,825,654
   Accounts receivable - trade                        97,016
   Accounts receivable - settlements (Note 4)      4,500,000
   Accounts receivable - affiliates                   49,269
   Prepaid insurance                                  11,712
   Accrued interest receivable                       427,678
                                                     -------
   Total current assets                                         $157,911,329
Fixes Assets:
   Land                                              198,424
   Equipment, furniture and fixtures               3,809,639
                                                   ---------
   Total fixed assets                              4,008,063
   Less:  Accumulated depreciation                (3,197,282)
                                                   ---------
   Net fixed assets                                                  810,781
Other Assets:
  Investment in and advances to subsidiaries
     and partnership (Note 7)                     26,233,605
  Other assets                                         1,820
                                                       -----
  Total other assets                                              26,235,425
                                                                  ----------
TOTAL ASSETS                                                    $184,957,535
                                                                ============
LIABILITIES
Post-Petition Liabilities:
   Accounts payable - trade                         $131,941
   Accounts payable - professional fees
     and costs                                     2,362,360
   Accrued income taxes payable (Note 5)                   0
   Taxes payable                                           0
   Accrued interest                               47,225,851
                                                  ----------
   Total post-petition liabilities                               $49,720,152
Pre-Petition Liabilities:
   Priority claims                                     5,180
   Secured debt                                            0
   Unsecured debt (Notes 1 and 3)                 99,953,656
                                                  ----------
Total Pre-Petition Liabilities                                    99,958,836
                                                                  ----------
TOTAL LIABILITIES                                                149,678,988

Commitments and Contingent Liabilities (Note 3)

OWNER'S EQUITY
Capital Stock or Owner's Investment                  213,752
Paid-In-Capital                                  121,590,029
Treasury Stock                                    (2,308,255)
Retained Earnings:
   Pre-Petition                                  (56,551,908)
   Post-Petition (Note 6)                        (27,665,071)
                                                  ----------
TOTAL OWNER'S EQUITY (Notes 1 and 3)                              35,278,547
                                                                  ----------
TOTAL LIABILITIES AND OWNER'S EQUITY                            $184,957,535
                                                                 ===========

                                                                     Form 2-C

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                         Profit and Loss Statement
                    For Period March 1 to March 31, 1998
-----------------------------------------------------------------------------

Gross operating revenue                                  $82,818
Less discount, returns and allowances                          0
                                                               -
   Net operating revenue                                             $82,818

   Cost of goods sold                                               (186,648)
                                                                     -------
   Gross profit                                                     (103,830)

Operating expenses:
   Salaries and wages                                     29,434
   Rent and leases                                         2,201
   Payroll taxes                                          10,626
   Insurance                                               4,008
   Other                                                  25,329
                                                          ------
   Total operating expenses                                          (71,598)
                                                                      ------
   Operating income (loss)                                          (175,428)

Legal and professional fees and costs (Note 4)            49,694
Depreciation, depletion and administration                 3,618
Claims settlement expense                                      0
Interest expense                                         636,648
                                                         -------
   Total                                                            (689,960)
   Net operating income (loss)                                       -------
                                                                    (865,388)

Non-operating income and (expenses):
   Interest income                                       695,823
   Other income - settlements                                  0
   Other income                                                0
   Equity in earnings (losses) of subsidiaries
     and partnerships (Note 2)                           693,663
                                                         -------
        Net non-operating income or (expenses)                     1,389,486
                                                                   ---------
        Net income (loss) before income taxes                        524,098

        Provision for income taxes (benefit) (Note 5)                      0
                                                                           -
        NET INCOME (LOSS)                                           $524,098
                                                                    ========


                                                                     Form 2-D
                                                                  Page 1 of 3

                    DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                     General Notes to Financial Statements
                      For Period March 1 to March 31, 1998
-----------------------------------------------------------------------------

1. The Balance Sheet and Income Statement of Bonneville Pacific Corporation, included in the Monthly Financial Report, are prepared on the accrual basis. As a result, revenues are generally recorded when earned rather than when received and expenses are generally recognized when the obligation is incurred rather than when the expenses are paid. During the bankruptcy, until the December 31, 1997 Financial Statements, accrued interest payable has been recorded only on post-petition debt, where such is contractually due, and pre-petition secured debt to the extent that the underlying collateral equals or exceeds the outstanding principal plus the accrued interest payable. The Financial Statements included in Monthly Financial Reports for all reporting periods prior to December 1, 1997 have not included any accrual of interest on any pre-petition unsecured debt. However, in light of the Conditional Letter Agreement signed by the Trustee and holders of certain senior claims that provides for the calculation and payment of post-petition interest on certain pre-petition unsecured debt, interest has now been accrued on certain pre-petition unsecured debt consistent with the interest rates set forth in the Conditional Letter Agreement.

2. Equity in earnings of subsidiaries and partnerships represents an accrual of the Company's share of earnings or losses of its operating subsidiaries and partnerships. These earnings are affected by a number of factors including seasonality, operating costs and operating efficiency. The operating entities which comprise these earnings include Bonneville Pacific Services Company, Bonneville Fuels Corporation, and Bonneville Nevada Corporation through its investment in the NCA #1 Partnership.

3. Unrecorded Liabilities and Potential Claims. Unrecorded liabilities and potential claims include pre-petition debenture sale claims in the approximate amount of $5,500,000.00, post-petition debenture sale claims in the approximate amount of $10,000,000.00, limited partner claims in the approximate amount of $3,000,000.00, Section 510(b) equity claims in the approximate amount of between $41,000,000.00 and $44,000,000.00 (including the allowed compromised claim of CIGNA and the ESOP claim as allowed on January 12, 1998 in the amount of $984,245.37), $8,945,000.00 in deeply subordinated claims, $400,000.00 for attorneys of certain senior creditor's fees as agreed in the Conditional Letter Agreement, and potential administrative fees which may be allowed by the Bankruptcy Court.

    The recording of the above described liabilities or potential claims, if allowed, will reduce equity by a corresponding amount.

                                                                     Form 2-D
                                                                  Page 2 of 3

                    DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                     General Notes to Financial Statements
                                  (Continued)
                     For Period March 1 to March 31, 1998
-----------------------------------------------------------------------------

    For further information concerning liabilities and potential claims, see the "Trustee's Preliminary Report (Estimate) Concerning Claims Filed Against the Estate" dated March 17, 1997, which was originally filed on March 17, 1997 and which was originally attached to the Financial Report for the period February 1, 1997 through February 28, 1997 and the "Report of Trustee Regarding Administration of the Estate from 7/1/96 through 6/30/97" filed with the Bankruptcy Court on September 4, 1997.

4. Accounts Receivable Settlements represent only court approved settlements where all conditions precedent have occurred and the settlements were fully effective as of March 31, 1998 and are reflected on the March 31, 1998 Financial Statements. Approved settlements are as follows:

             Westinghouse Electric      $3,000,000
              Piper Jaffray              1,500,000
                                         ---------
                                        $4,500,000

5. As of December 31, 1996, Bonneville and Subsidiaries had approximately $3,488,000 in federal net operating loss carry-forwards for Federal Income Tax purposes and approximately $6,925,000 in Alternative Minimum Tax Loss carry-forwards. Pursuant to current tax law, only 90 percent of current Alternative Minimum Taxable Income can be offset by Alternative Minimum Tax Loss carry-forwards.

6. Retained earnings post-petition have been impacted by the accrual of post-petition interest on pre-petition unsecured debt as rates set forth in the Conditional Letter Agreement dated December 31, 1997.

7. Investment in and advanced to subsidiaries and partnerships is book value and is impacted by the dividends paid from the subsidiaries to the Company. The value stated (based upon the valuation work of Trustee's Financial Advisor) is believed to be materially less than the current market value of such assets.

                                                                     Form 2-D
                                                                  Page 3 of 3

                               DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                                         Case No. 91A-27701
                               Taxes Payable Schedule (Post-Petition)
                              For the Period March 1 to March 31, 1998

                             Beginning                               Payments    Date      Check    Ending
                             Balance     Adjustments   Additions     Deposits    Paid      Numb.    Balance
Income tax withheld:
   Federal                       $0.00         $0.00    ($4,212.41)   $2,092.13  03/15/98  KEY TAX    $0.00
                                                                       2,120.28  03/31/98  KEY TAX

   State                          0.00                   (1,431.08)    1,431.08  03/31/98  1256

FICA tax withheld                 0.00                   (2,201.10)    1,092.77  03/15/98  KEY TAX
                                                                       1,108.33  03/31/98  KEY TAX     0.00

Employer's FICA tax               0.00                   (2,201.10)    1,092.77  03/15/98  KEY TAX
                                                                       1,108.33  03/31/98  KEY TAX     0.00

Unemployment tax:
   Federal                        0.00                                                                 0.00
   State                          0.00                                                                 0.00

Sales, use & excise taxes         0.00                                                                 0.00
   Property taxes                 0.00                        0.00                                     0.00

Accrued income tax:
   Federal                        0.00          0.00                                                   0.00
   State                          0.00          0.00          0.00         0.00                        0.00

Delaware franchise tax            0.00                                                                 0.00

Employee withholding              0.00          0.00     (1,531.20)      765.60  03/11/98  1006885     0.00
                                  ----          ----      --------       765.60  03/27/98  1006912     ----
                                                                         ------
TOTALS                           $0.00         $0.00   ($11,576.89)  $11,576.89                       $0.00
                                 =====         =====    ==========   ==========                       =====

                                DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                                          Case No. 91A-27701
                                          Insurance Schedule
                                 For Period March 1 to March 31, 1998

                                                                Policy
                                                    Amount of   Expiration   Premium Paid
                           Carrier/Agent            Coverage    Date         Thru Date
Worker's Compensation      Various State Funds      Statutory
                                                    $1,000,000  (A)          03/31/98

General Liability          Travelers Insurance/
                           Sedgwick James           5,000,000   08/17/98     08/17/98

Vehicles                   Travelers Insurance/
   (Hired/Non-Owned)       Sedgwick James           5,000,000   08/17/98     08/17/98

Property:
   Bonneville Pacific      Federal Insurance Co./
                           Sedgwick James           735,000     08/17/98     08/17/98

   Kyocera                 Federal/Hartford Steam/
                           Sedgwick James           5,352,879   08/17/98     08/17/98

(A) All workers compensation insurance policies are insured through various state insurance funds. As such, they continue in force as premiums are paid and have no policy expiration dates.

                    DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                     Accounts Receivable and Payable Aging
                     For Period March 1 to March 31, 1998
-----------------------------------------------------------------------------

                                                            Accounts
                               Non-Affiliate   Accounts     Payable
                               Accounts        Payable      Professional
                               Receivable      Trade        Fees
Under 30 days                  $4,537,652        $127,282   $2,362,360
30 to 60 days                      59,364              85            0
61 to 90 days                           0               0            0
Over 90 days                            0           4,574            0
                                        -           -----            -
Total post-petition             4,597,016         131,941    2,362,360

Pre-petition amounts                    0       3,664,200            0
                                        -       ---------            -
Total accounts receivable      $4,597,016
                               ==========
Total accounts payable                         $3,796,141   $2,362,360
                                               ==========   ==========

                               Affiliate
                               Accounts
                               Receivable

Under 30 days                     $26,865
30 to 60 days                      22,404
61 to 90 days                           0
Over 90 days                            0
                                        -
Total post-petition
   affiliate accounts
   receivable                     $49,269
                                  =======

                                                                     Form 2-E
                                                                  Page 3 of 5

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
 Schedule of Payments of Fees and Costs to Attorneys and Other Professionals
                     For Period March 1 to March 31, 1998
-----------------------------------------------------------------------------

                                                  Date of
                                                  Court      Estimated
                                   Amount Paid    Approval   Balance Due
Court Appointed Trustee                     $0                  $85,878    (1)
Trustee's Counsel                            0                  255,282    (1)
Trustee's Accountants                        0                   38,676
Trustee's Special Plan Counsel               0                  118,141
Special Litigation Counsel for
   Trustee - Costs                           0                    2,298
   Trustee - Fees                            0                1,798,500    (2)
Auditors                                     0                   63,585
Financial Consultants                        0                        0    (3)
                                             -                        -
   Total                                    $0               $2,362,360
                                            ==               ==========

(1) Includes only hourly rate and miscellaneous Trustee costs. Does not include any additional amounts that may be awarded by the court relating to 11 USC Section 326 or as an enhanced fee to either the Trustee or the Trustee's general counsel.

(2) Includes an accrual for any contingent fees due as a result of Court approved settlements or recoveries. Estimated contingent fees are accrued when settlements are approved by the Court. The contingent fees fees that have been accrued on settlements approved by the Court are as follows:

     1.  $3,000,000.00 - Westinghouse Settlement (rec. 4/98) Fees - $990,000
     2.  $1,500,000.00 - Piper Jaffray Settlement (due 9/98) Fees - $495,000
     3.  $1,050,000.00 - Johnson Settlement (rec. 3/98)      Fees - $313,500

(3) The financial consultants received a retainer in the amount of $100,000. The estimated remaining liability to the financial consultants is equal to the $100,000 retainer.

                                                                     Form 2-E
                                                                  Page 4 of 5

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                Schedule of Payments to Principal/Executives
                    For Period March 1 to March 31, 1998
-----------------------------------------------------------------------------

Payee Name             Position      Nature of Payment       Amount
Ralph F. Cox           Director      Director Fees                 $0.00

Calvin L. Rampton      Director      Director Fees                 $0.00

Clark M. Mower         President     Salary                   $12,833.34
                                     Expense Reimbursement       $400.00

                                                                     Form 2-E
                                                                  Page 5 of 5

                    DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                            Quarterly Fee Summary
                         Month Ended March 31, 1998
-----------------------------------------------------------------------------

                            Cash          Quarterly   Payment
                            Disbursement  Fee Due     Check No.   Date
January                     $377,740.24
February                     169,278.67
March                        149,371.16
                             ----------
   Total 1st Quarter         696,390.07

April
May
June
   Total 2nd Quarter

July
August
September
   Total 3rd Quarter

October
November
December
   Total 4th Quarter

(1) This summary is to reflect the current calendar year's information cumulative to the end of the current reporting period.

                                                                     Form 2-F